UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2026

RESERVOIR MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39795	83-3584204
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Varick Street Suite 801 New York, New York	10014
(Address of principal executive offices)	(Zip Code)

(212) 675-0541

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	RSVR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	RSVRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Compensatory Arrangements of Certain Officers.

On March 5, 2026, Reservoir Media, Inc. a Delaware corporation (the “Company”) entered into amended and restated employment agreements with each of Golnar Khosrowshahi, Chief Executive Officer, Rell Lafargue, President & Chief Operating Officer, and James Heindlmeyer, Chief Financial Officer (the “Khosrowshahi Agreement,” “Lafargue Agreement,” and the “Heindlmeyer Agreement,” respectively, and collectively, the “2026 Employment Agreements”).

The 2026 Employment Agreements, effective April 1, 2026, establish the terms and conditions of the continued employment of each of Ms. Khosrowshahi, Mr. Lafargue and Mr. Heindlmeyer, the Company’s Named Executive Officers. The 2026 Employment Agreements supersede the prior employment agreements between the Company and each Named Executive Officer.

The material terms of the 2026 Employment Agreements are summarized below.

The initial term of the Khosrowshahi Agreement is for three (3) years commencing on April 1, 2026 and will automatically renew for subsequent periods of two (2) years (the “Khosrowshahi Term”). Pursuant to the Khosrowshahi Agreement, Ms. Khosrowshahi will receive an annual base salary of $600,000, which shall increase by 3.0% on April 1, 2027 and on each subsequent anniversary during the employment term. In addition, for the fiscal year beginning April 1, 2026 and each fiscal year thereafter, Ms. Khosrowshahi is eligible for an annual cash bonus with a target equal to one hundred percent (100%) of her base salary, based upon the attainment of certain performance milestones and objectives established by the Board (acting through the Compensation Committee). Moreover, Ms. Khosrowshahi is entitled to an annual equity award of one hundred percent (100%) of her annual base salary, which vests in full upon grant. The Khosrowshahi Agreement contains certain rights of Ms. Khosrowshahi and the Company to terminate Ms. Khosrowshahi’s employment, including a termination by the Company for “Cause” as defined in the Khosrowshahi Agreement, and termination by Ms. Khosrowshahi for “Good Reason” as defined in the Khosrowshahi Agreement. The Khosrowshahi Agreement contains customary non-compete, non-interference, non-disclosure and non-solicitation provisions. In addition, the Khosrowshahi Agreement provides that during the Khosrowshahi Term, the Company will re-appoint Ms. Khosrowshahi as a member of the Board upon the expiration of her term as director and upon the expiration of each subsequent term thereafter.

The initial term of the Lafargue Agreement is for three (3) years commencing on April 1, 2026, which the Company has the option to extend for an additional period of two (2) years (the “Lafargue Term”). Pursuant to the Lafargue Agreement, Mr. Lafargue will receive an annual base salary of $600,000, which shall increase by 3.0% on April 1, 2027 and on each subsequent anniversary during the employment term. In addition, for the fiscal year beginning April 1, 2026 and each fiscal year thereafter, Mr. Lafargue is eligible for an annual cash bonus with a target equal to one hundred percent (100%) of his base salary, based upon the attainment of certain performance milestones and objectives established by the Board (acting through the Compensation Committee) in consultation with Ms. Khosrowshahi. Moreover, Mr. Lafargue is entitled to an annual equity award of 100% of his annual base salary, which vests in full upon grant. The Lafargue Agreement contains certain rights of Mr. Lafargue and the Company to terminate Mr. Lafargue’s employment, including a termination by the Company for “Cause” as defined in the Lafargue Agreement and termination by Mr. Lafargue for “Good Reason” as defined in the Lafargue Agreement. The Lafargue Agreement contains customary non-compete, non-interference, non-disclosure and non-solicitation provisions. In addition, the Lafargue Agreement provides that during the Lafargue Term, the Company will re-appoint Mr. Lafargue as a member of the Board upon the expiration of his term as director and upon the expiration of each subsequent term thereafter.

The initial term of the Heindlmeyer Agreement is for three (3) years commencing on April 1, 2026, which the Company has the option to extend for an additional period of two (2) years. Pursuant to the Heindlmeyer Agreement, Mr. Heindlmeyer will receive an annual base salary of $425,000, which shall increase by 3.0% on April 1, 2027 and on each subsequent anniversary during the employment term. In addition, for the fiscal year beginning April 1, 2026 and each fiscal year thereafter, Mr. Heindlmeyer is eligible for an annual cash bonus with a target equal to fifty percent (50%) of his base salary, based upon the attainment of certain performance milestones and objectives established by the Board (acting through the Compensation Committee) in consultation with the Chief Executive Officer. Moreover, Mr. Heindlmeyer is entitled to an annual equity award of seventy-five percent (75%) of his annual base salary, which vests in full upon grant. The Heindlmeyer Agreement contains certain rights of Mr. Heindlmeyer and the Company to terminate Mr. Heindlmeyer’s employment, including a termination by the Company for “Cause” as defined in the employment agreement, and termination by Mr. Heindlmeyer for “Good Reason” as defined in the Heindlmeyer Agreement. The Heindlmeyer Agreement contains customary non-compete, non-interference, non-disclosure and non-solicitation provisions.

The foregoing descriptions of the Company’s 2026 Employment Agreements with Ms. Khosrowshahi, Mr. Lafargue and Mr. Heindlmeyer do not purport to be complete and are qualified in their entirety by reference to the complete text of the respective agreements, copies of which are filed as exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amended & Restated Letter of Employment dated March 5, 2026, by and between Reservoir Media Management, Inc. and Golnar Khosrowshahi

10.2	Amended & Restated Letter of Employment dated March 5, 2026, by and between Reservoir Media Management, Inc. and Rell Lafargue

10.3	Amended & Restated Letter of Employment dated March 5, 2026, by and between Reservoir Media Management, Inc. and James Heindlmeyer

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESERVOIR MEDIA, INC.

Date:	March 6, 2026	By:	/s/ Golnar Khosrowshahi
Name: Golnar Khosrowshahi
Title: Chief Executive Officer